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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    ------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 4, 1996
                                                   ----------------------------


                            BOCA RATON CAPITAL CORPORATION
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                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            FLORIDA                 0-16631              59-2763089
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   (STATE OR OTHER JURISDICTION   (COMMISSION FILE      (IRS EMPLOYER
         OF INCORPORATION)           NUMBER)          IDENTIFICATION NO.)


6515 VIA ROSA, BOCA RATON, FLORIDA                33233
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ADDRESS OF PRINCIPAL EXECUTIVE OFFICES           ZIP CODE


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (407) 750-2252
                                                    ----------------------------


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Total number of pages including exhibits: 7
Exhibit Index is on page 5


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Item 5.  Other Events

         At a Special Meeting of Shareholders in Lieu of the Annual Meeting held on December 15, 1995, the shareholders of Boca Raton Capital Corporation (the "Company") authorized and approved the withdrawal of the Company's election of status as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the
         "1940 Act").   The Company's Board of Directors, therefore, adopted a
         resolution in accordance with Rule 3a-2 under the 1940 Act so that the Company will not be deemed an investment company subject to registration under the 1940 Act and the Company filed a Notification of Withdrawal of Election to be subject to Sections 55 through 65 of the Investment Company Act of 1940 (the "Notification") with the Securities and Exchange Commission (the "Commission"). Pursuant to
         Section 54(c) of the 1940 Act, the Company's withdrawal of its election of status as a BDC was effective upon the Commission's receipt of the Notification on January 4, 1996.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              99.4 Notification of Withdrawal of Election to be subject to
                   Sections 55 through 65 of the Investment Company Act of 1940 filed pursuant to Section 54(c) of the Investment Company Act of 1940.

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                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BOCA RATON CAPITAL CORPORATION


                                       /s/ Alan L. Jacobs
                                       ---------------------------
Dated:  January 5, 1996                Alan L. Jacobs
                                       President and Chief Executive Officer

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                                    EXHIBIT INDEX

 Exhibit No.        Description                       Sequentially Numbered Page
- -----------        -----------                       --------------------------

(99.4)         Notification of Withdrawal of                      6
               Election to be subject to Sections
               55 through 65 of the Investment
               Company Act of 1940 filed pursuant
               to Section 54(c) of the Investment
               Company Act of 1940.